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                                                                    EXHIBIT 23.4


                     [DYLEWSKY & GOLDBERG, LLC LETTERHEAD]

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 22, 2000, in the Registration Statement (Form S-1) and related Prospectus of printCafe, Inc. for the registration of its common stock.

Dylewsky & Goldberg CPAS, LLC
Stamford, Connecticut

March 8, 2000